4. CONVERTIBLE DEBENTURES	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
4. CONVERTIBLE DEBENTURES

NOTE 4 CONVERTIBLE DEBENTURES

On March 24, 2014, the Company issued convertible debentures to certain accredited investors. The total principal amount of the debentures is $269,100 and originally matured on March 24, 2016 with a zero percent interest rate. The debentures are convertible into shares of the Company’s common stock at $0.10 per share. Subsequent to the close of the year, the debentures were amended to extend the maturity date to March 24, 2018.

The Company recorded the $174,378 debt discount due to beneficial conversion feature of $87,189 for the detachable warrants issued with convertible debt, and $87,189 in derivative liabilities related to the ratchet feature warrants.

On January 7, 2015, one holder of a convertible debenture converted $40,000 of principal into 400,000 shares of common stock. On April 4, 2015, one holder of a convertible debenture converted $20,000 of principal into 200,000 shares of common stock.

During the years ended December 31, 2015 and 2014, the Company recorded amortization expense related to debt discount of $107,016 and 67,363, respectively. As of December 31, 2015, the aggregate carrying value of the debentures was $209,100 net of debt discounts of $0, while as of December 31, 2014, the aggregate carrying value of the debentures was $162,084 net of debt discounts of $107,016.

	2015	2014
Principal balance	$269,100	$209,100
Accumulated amortization	(-)	(107,016)
Convertible debentures, net	$269,100	$162,084